Exhibit 10.1

STERLING FINANCIAL INVESTMENT GROUP                           RICARDO A. RIVAS
225 N.E. Mizner Boulevard, 4th Floor                         Managing Director
Boca Raton, FL  33432                              Investment Banking Division
Tel 305.728.1650
rrivas@mysterling.com


CONFIDENTIAL

May 3, 2004


Mr. Jerry Braun
President & CEO
New York Health Care, Inc.
1850 McDonald Avenue
Brooklyn, New York 11223

Dear Mr. Braun,

This letter confirms our agreement (the "Agreement") that Sterling Financial Investment Group, Inc. ("Sterling") will, except as otherwise set forth herein, act as the exclusive placement agent to New York Health Care, Inc., ("NYHC" or the "Company") as provided herein in connection with a proposed private placement to "accredited investors" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), of the Company's Common Stock and Warrants to purchase Common Stock (the "Securities") as set forth in the attached summary of Indicative Terms and Conditions, the net proceeds of which shall be used to fund the capital requirements of The BioBalance Corporation, a wholly-owned subsidiary of the Company. Notwithstanding any contrary provision herein, the Placement Agent will not be entitled to any fees, other compensation or expense allowance in respect of Securities sold to officers and directors of the Company.

Based on our various discussions, we understand that the Company is seeking to raise up to $6 million through a private placement of Securities to fund its operations (the "Placement"). It is expressly understood and acknowledged that Sterling's engagement does not constitute any firm commitment, express or implied, on the part of Sterling or any of its affiliates to purchase or place the Securities or to provide any type of financing. It is further understood that Sterling's services hereunder shall be subject to, among other things, satisfactory completion of due diligence by Sterling, market conditions, the absence of adverse changes to the Company's business or financial condition, approval of Sterling's internal committee and any other conditions that Sterling may deem appropriate for placements of such nature. After the completion of Sterling's due diligence of the Company, Sterling reserves the right to terminate the engagement. Sterling will not have the power or the authority to bind the Company to any sale of the Securities. This will not waive the Company's obligations under Schedule I of this Agreement or for the reimbursement of out of pocket expenses incurred by Sterling pursuant to paragraph 4 below.

     1.   PLACEMENT  AGENT  SERVICES
          Sterling will perform the following financial advisory and investment banking services as shall be reasonably necessary and appropriate in connection with the Placement:

          a. advise the Company as to the specific terms of the Securities and the Placement;

          b. review the business and operations of the Company and its historical and projected financial condition;

          c. assist the Company and its counsel in the drafting, preparation and distribution of an offering memorandum (the "Memorandum") and other related documentation (together with the Memorandum, the

New York Health Care
May 3, 2004
Page 2


               "Offering Materials") describing the Company, the Securities and the terms of the Placement;

          d.   develop  a  list  of  potential  purchasers  of  the  Securities;

          e. assist the Company in identifying and contacting prospective purchasers of the Securities, and consult with the Company from time to time as to such prospective purchasers;

          f. advise the Company as to the strategy and tactics of negotiations with prospective purchasers of the Securities and, if requested by the Company, participate in such negotiations;

          g.   advise  the  Company  as  to  the  timing  of  the Placement; and

          h. render such other financial advisory and investment banking services as may from time to time be agreed upon in writing by Sterling and the Company.

     2.   TERM
          Sterling's engagement shall terminate four (4) months from the date of this Agreement, unless extended in writing by Sterling and the Company. Either Sterling or the Company may terminate this Agreement at any time on 10 days prior written notice. A "Residual Period" shall extend for six (6) months from the date of termination or expiration of this Agreement. The Company reserves the right to utilize additional placement agents if Sterling fails to raise gross proceeds of $2,500,000 by June 30, 2004 or $4,000,000 by July 31, 2004,
          provided however that said agents have been approved by Sterling, , and that they work with Sterling through a "Selected Placement Agent's Agreement", in form and substance reasonably acceptable to the Company. Approval by Sterling of said agents shall not unreasonably withheld or delayed.

          FEES
          The Company agrees to pay Sterling as compensation for its services under this engagement the following fees:

          RETAINER FEE. A non-refundable cash Retainer Fee of US $35,000 (the "Retainer Fee") which shall be payable upon execution of this Agreement. The Retainer will be deducted from any Placement Fee.

          PLACEMENT FEE. A Placement Fee payable at each closing of a Placement equal to (i) cash in an amount equal to ten percent (10%) of the aggregate gross proceeds from the Securities sold in the Placement, other than the proceeds of Securities sold to officers and directors of the Company, and (ii) warrants to purchase that number of shares of the common stock of the Company (the "Common Stock") equal to fifteen percent (15%) of the number of shares of Common Stock (including warrants) sold in the Placement (or if convertible Securities are sold, then equal to 15% of the number of shares of Common Stock into which the Securities shall be convertible), other than in respect of Securities sold to officers and directors of the Company. Such warrants shall have a five year term, an exercise price equal to the price per share of the Securities sold in the Placement, or, in the case of convertible securities, the conversion price of said securities, and the same other terms, conditions, rights and preferences as the Securities sold in the Placement.


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CONFIDENTIAL                         2                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 3


          The Company shall also pay Sterling a Placement Fee as described above on all Securities sold by the Company through a Placement during the Residual Period to clients Sterling introduces to the Company.

          UNACCOUNTABLE EXPENSE FEE. In addition to the above-referenced fees, the Company will pay an Unaccountable Expense Fee of three percent (3%) of the gross proceeds of the Securities sold at each closing to cover expenses incurred by Sterling in connection with its engagement hereunder, other than the proceeds of Securities sold to officers and directors of the Company.

          A Placement may be consummated in one or a series of closings at the sole discretion of the Company. The Company acknowledges that at closing of the Placement, simultaneously with the receipt by the Company of the gross proceeds of the Securities sold in the Placement at closing, the Escrow Agent shall wire to Sterling (pursuant to wire transfer instructions to be given by Sterling) the cash pro rata portion of the Placement Fee (calculated on the gross proceeds received at such closing). In addition, the Company shall within a reasonable time after closing of the Placement, deliver the Securities to the investors in the Placement and deliver the Common Stock portion of the Placement Fee to Sterling (calculated on the gross proceeds received at closing).

     3.   OUTSIDE  LEGAL  COUNSEL  EXPENSES
          In addition to the fees described in paragraph 3, the Company will promptly reimburse Sterling's external legal counsel ("Adorno & Yoss") periodically upon request for all reasonable expenses incurred in connection with this engagement, whether or not a transaction is consummated, provided that, unless otherwise agreed by the Company in writing, such expenses shall not exceed $40,000.

     4.   INFORMATION
          The Company acknowledges that Sterling will be using information provided by others, including, without limitation, information provided by or on behalf of the Company, and that Sterling does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such information.

          The Company hereby warrants that the Memorandum and the other Offering Materials, and any other information relating to the Company or the Placement, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading. The Company agrees to provide Sterling with (i) prompt notice of any material development affecting the Company or the occurrence of any event or other change known to the Company that could result in the Memorandum or the other Offering Materials containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, (ii) copies of any financial reports as soon as reasonably practicable and (iii) such other material information concerning the business and financial condition of the Company as Sterling may from time to time reasonably request. Sterling will have the right to approve the Memorandum and the other Offering Materials and other written communications furnished by or on behalf of the Company in connection with the Placement, which approval shall not be unreasonably withheld or delayed.


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CONFIDENTIAL                         3                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 4


     5.   COMPLIANCE WITH LAW
          The Company has not taken, and will not take, any action, directly or indirectly, that may cause the Placement to fail to be entitled to exemption from registration under the U.S. federal securities laws, or applicable state securities or "blue sky" laws, or the applicable laws of the foreign countries in which the Securities will be offered or sold. The Company shall be responsible for any costs and expenses associated with filings, applications or registrations with any governmental or regulatory body, including, without limitation, those associated with any sales pursuant to Regulation D under the 1933 Act, "blue sky" laws, and the laws of the foreign countries in which the Securities will be offered or sold. Sterling shall comply with all applicable laws in connection with the Placement. Sterling has not taken, and will not take, any action, directly or indirectly, that may cause the Placement to fail to be entitled to exemption from registration under the U.S. federal securities laws, or applicable state securities or "blue sky" laws, or the applicable laws of the foreign countries in which the Securities will be offered or sold.

     6.   COORDINATION
          The Company covenants and agrees that it shall cooperate fully with Sterling, make available to Sterling all material information concerning the Company and the Placement that Sterling reasonably requests. In addition, in order to coordinate most effectively Sterling's efforts to assist with the Placement, the Company agrees that neither it nor its management will initiate, enter into or further any discussions with any third party regarding the Placement without the prior knowledge and consent of Sterling. In the event that the Company or its management receives an inquiry concerning the Placement, they will promptly inform Sterling of such inquiry in order that Sterling can assist the Company in any resulting discussions or negotiations. The Company also agrees that it will not publicize the Placement, directly or indirectly, without prior written consent of Sterling, which consent shall not be unreasonably withheld, except to the extent that counsel for the Company determines that public disclosure of the Placement or any aspect thereof is required under applicable federal securities laws. Notwithstanding the foregoing, Sterling acknowledges and agrees that it has only been engaged by Company hereunder in connection with the Placement and that the Company may engage other financial advisors and/or investment bankers in connection with (i) a private placement of the Company's securities to institutional investors, except the Placement, (ii) the merger, sale or joint venture of the Company with any third party or (iii) any other transaction except the Placement.

     7.   CLOSING  MATTERS
          On the final closing date of the Placement, the Company will cause to be delivered to Sterling a customary and satisfactory opinion of counsel addressed to the purchasers of the Securities and a copy of the Company's Certificate of Incorporation.

     8.   NO  THIRD  PARTY  BENEFICIARIES
          The Company acknowledges and agrees that Sterling has been retained to act as exclusive placement agent to the Company, and not as an advisor to or agent of any other person, and that the Company's engagement of Sterling is not intended to confer rights upon any person not a party to this Agreement (including shareholders, employees or creditors of the Company) as against Sterling or its affiliates, or their respective directors, officers, employees or agents.

     9.   INDEPENDENT  CONTRACTOR


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CONFIDENTIAL                         4                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 5


          Sterling shall act as an independent contractor under this Agreement, and any duties arising out of its engagement shall be owed solely to the Company. It is understood that Sterling's responsibility to the Company is solely contractual in nature and Sterling does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. Sterling acknowledges that Sterling has no authority to consummate the Placement or bind the Company in any way. In no event shall any investment in connection with the Placement be completed without the written consent of the Company.

     10.  DISCLOSURE
          The Company agrees that any information or advice rendered by Sterling or its representatives in connection with the Agreement is solely for the confidential use of the Company and, except as otherwise required by applicable law, regulation or legal process, the Company will not and will not permit any third party to disclose, reproduce, disseminate, quote or otherwise refer to such advice or information in any manner without Sterling's prior written consent, which consent shall not be unreasonably withheld or delayed, other than to such of its employees and advisors as the Company reasonably determines have a need to know.

     11.  CONFIDENTIALITY
          Sterling agrees that, except as otherwise required by law, regulation or legal process (in which case Sterling shall, prior to disclosing any confidential information, provide the Company with prompt written notice that it has received a request or that it intends to disclose such information and a reasonable amount of time to apply to court of competent jurisdiction for a protective order, is case such request is made pursuant to legal process), Sterling shall keep confidential all material non-public information provided to it by the Company, and shall not disclose such information to any third party without the Company's prior written consent, other than to such of its employees and advisors as Sterling reasonably determines have a need to know, and Sterling shall be responsible that such employees and advisors maintain the confidentiality of such information. Additionally, Sterling agrees that it will not use any of the Company's confidential information for any reason or purpose except in connection with its obligations hereunder as a financial advisor in connection with the Placement.

     12.  STERLING  AFFILIATES
          Any right set forth herein may be exercised, and any services to be provided by Sterling may be provided, by an affiliate of Sterling, but only after receipt of the Company's prior written approval and subject to the confidentiality provisions and other terms set forth herein. The Company hereby agrees that if Sterling and/or any affiliate or employee of Sterling purchases Securities for its own account, such purchase will not constitute a conflict of interest for purposes of Sterling's engagement hereunder.

     13.  INDEMNIFICATION
          The Company and Sterling agree to the provisions with respect to the Company's indemnity of Sterling and other matters set forth in
          Schedule I, the terms of which are incorporated herein in their entirety.

     14.  PUBLICITY
          The Company acknowledges that upon completion of the Placement, Sterling may, at its own expense, place an announcement in such newspapers and periodicals as it may choose, stating that Sterling has acted as exclusive placement agent to the Company in connection with such


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CONFIDENTIAL                         5                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 6


          Placement, subject to prior review and approval by the Company of any such advertisement described above, which approval shall not be unreasonably withheld or delayed.

     15.  AMENDMENTS  AND  SUCCESSORS
          This Agreement may not be waived, amended, modified or assigned, in any way, in whole or in part, including by operation of law, without the prior written consent of the Company and Sterling, any attempted assignment without such consent shall be null and void. The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and Sterling.

     16.  ENTIRE  AGREEMENT
          This Agreement constitutes the entire agreement between Sterling and the Company, and supersedes any prior agreements and understandings, with respect to the subject matter of this agreement.

     17.  NO  BROKERS
          The Company acknowledges and agrees that there are no brokers, agents, representatives or other parties that have an interest in compensation paid or payable to Sterling hereunder.

     18.  TERMINATION  &  EXPIRATION
          Upon termination or expiration, this Agreement shall have no further force or effect, except that the provisions concerning the Company's obligations to Sterling and certain related persons provided in
          Schedule I, the Company's obligation to pay Sterling fees and expenses as described in this Agreement, the status of Sterling as an independent contractor, obligations regarding compliance with applicable laws, the limitation on to whom Sterling shall owe any duties, governing law, choice of forum, successors and assigns, and waiver of the right to trial by jury shall survive any such termination or expiration of this Agreement.

     19.  GOVERNING  LAW  AND  JURISDICTION
          This letter and any claim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly (including any claim concerning advice provided pursuant to this Agreement), shall be governed by and construed in accordance with the laws of the State of Florida. No such claim or dispute may be commenced, presented or continued in any other court other than the courts of the State of Florida located in the City and County of Miami or in the United State District Court for the Southern District of Florida, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and Sterling consent to the jurisdiction of such courts and personal service. ANY RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO, OR ARISING OUT OF, THIS AGREEMENT ARE WAIVED BY STERLING AND THE COMPANY.


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CONFIDENTIAL                         6                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 7



We are pleased to accept this engagement and look forward to working with you and the Company. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this letter on or before 5:00 PM Eastern time, May 6th, 2004, which shall thereupon constitute a binding Agreement.

Very truly yours,

STERLING FINANCIAL INVESTMENT GROUP, INC.


By /s/ Ricardo Rivas
  --------------------------------
Ricardo Rivas
Head of Investment Banking


Agreed as of the date hereof



NEW YORK HEALTH CARE


By /s/ Jacob Rosenberg
  --------------------------------------

Name Jacob Rosenberg
    ------------------------------------

Title COO/CFO
     -----------------------------------

Date May 6, 2004
    ------------------------------------



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CONFIDENTIAL                         7                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 8

                                   SCHEDULE I

                           INDEMNIFICATION PROVISIONS

The Company agrees to indemnify and hold harmless Sterling, its affiliates, the directors, officers and employees of Sterling and its affiliates, and each other person or entity, if any, controlling Sterling or any of its affiliates (collectively, "Indemnified Persons"), from and against, and the Company agrees that except for any Losses (as defined herein) that are finally judicially determined to have resulted from the bad faith or gross negligence of such Indemnified Person, no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, securityholders or creditors for, any losses, claims, damages, liabilities or reasonable expenses (including actions, claims or proceedings in respect thereof (collectively, "Actions") brought by or against any person, including stockholders of the Company, and the cost of any investigation and preparation therefore and defense thereof) (collectively, "Losses") (A) related to or arising out of (i) the Company's action or failure to act in connection with the Transaction or Sterling's Role (as determined herein), (ii) any statements or omissions made in any written disclosure or other written information or materials used in connection with the transaction(s) described in or contemplated by this letter (collectively, the "Transactions") or the services, commitment or other obligations undertaken by Sterling in this letter agreement (collectively, "Sterling's Role"), or (iii) the action or failure to act by an Indemnified Person with the Company's consent or in reasonable reliance on the Company's action or failure to act or (B) otherwise related to or arising out of the Transactions or Sterling's Role, or any other matter referred to in this letter agreement, except that the forgoing shall not apply to the Losses of an Indemnified Person that are determined by a court of competent jurisdiction in a final judgment not subject to appeal to have resulted from the bad faith or gross negligence of such Indemnified Person. If such indemnification is judicially determined to be unavailable (other than by reason of the bad faith or gross negligence of any such Indemnified Party) in respect of any such Losses, the Company agrees to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received by the Company in the Transactions, on the one hand, and Sterling, on the other, if such allocation is judicially determined by a court of competent jurisdiction in a final judgment not subject to appeal to be unavailable, in such proportion as is appropriate to reflect not only such relative benefits, but also other equitable consideration such as the relative fault of the Company, on the one hand, and of Sterling, on the other hand.

The Company will reimburse each Indemnified Person for all reasonable expenses (including reasonable fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for or defending any Action (or enforcing this letter agreement), in connection with pending or threatened litigation in which any Indemnified Person is a party, and whether or not such Action is brought by Sterling. The Company agrees that it will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless the Company has given Sterling reasonable prior written notice thereof and obtained an unconditional release of each Indemnified Person from all liability arising therefrom. No Indemnified Person seeking indemnification, reimbursement or contribution hereunder will, without the prior written consent of the Company, settle, compromise, consent to the entry of any judgment in or otherwise terminate any Action.

The Company's reimbursement, indemnity and contribution obligations hereunder shall be in addition to any liability that it may otherwise have, and shall inure to the benefit of any successors, assigns, heirs and representatives of any Indemnified Person. Solely for the purpose of enforcing the letter agreement, the Company hereby consents to personal jurisdiction and venue in any court in which any Action is brought.


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CONFIDENTIAL                         8                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

New York Health Care
May 3, 2004
Page 9


In the event that an arbitration is commenced against an Indemnified Person in which a claim is asserted that relates to or arises out of any of the matters referred to in clause (A) or (B) of the first sentence of this Schedule I, the Company agrees to arbitration of any claims Indemnified Persons may have against the Company pursuant to this letter agreement under the same rules as, and under the auspices of the same organization as, the arbitration in which the claim is asserted against the Indemnified Person. The Company acknowledges that, in connection with Sterling's Role, Sterling is acting as an independent contractor with duties owing solely to the Company. The provisions of this Schedule I shall survive any termination of the letter agreement or completion of the Transaction or Sterling's Role. STERLING HEREBY AGREES AND THE COMPANY HEREBY AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SECURITYHOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF STERLING'S ROLE OR THIS LETTER AGREEEMENT.




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CONFIDENTIAL                         9                        STERLING FINANCIAL
                                                                INVESTMENT GROUP

                                                                    CONFIDENTIAL
                                                                     May 3, 2004


                           NEW YORK HEALTH CARE, INC.

                   SUMMARY OF INDICATIVE TERMS AND CONDITIONS
               $6,000,000 MAXIMUN/$2,500,000 MINIMUM OFFERING SIZE

    The issuance and sale of such securities is subject to, among other things, completion of due diligence to Sterling Financial Investment Group's' satisfaction and the preparation of definitive documentation to effect the
                                  Transaction.

ISSUER:                  New  York  Health  Care,  Inc.  (the  "Company").

PLACEMENT  AGENT:        Sterling  Financial  Investment  Group,  Inc.  (the
                         "Placement Agent"). In exchange for its services, the Placement Agent is entitled to receive a cash placement fee equal to 10% of total gross proceed raised in this offering.

                         In addition to the above fee, the Company will pay an Unaccountable cash Expense Fee of three percent (3%) of the gross proceeds. In addition, the Company will pay for Sterling's outside legal counsel fee, provided that, unless otherwise agreed by the Company in writing, such expenses shall not exceed $40,000.

                         The Company will grant to the Placement Agent, five-year warrants ("placement Agent Warrants") to purchase that number of shares of Common Stock equal to 15% of the shares of Common Stock issuable (including warrants) in connection to this Offering at the same Exercise Price in the Offering.

                         The Placement Agent will also receive a non-refundable retained fee of $35,000, which will be credited toward the first cash payment of the placement fees.

ISSUE:                   Common  Shares  (the "Common Stock" or the "Offering").
                         The  Common Stock is traded under the symbol "BBAL.PK."

AMOUNT  TO  BE  RAISED:  Up  to  $6,000,000.

ISSUE  PRICE:            The  purchase  price of the Common Stock and associated
                         Warrants will be equal to a 15% discount applied to the average of the Volume Weighted Average Price ("VWAP") of the Common Stock for the 20 trading days ending on the business day prior to the Closing Date, but in no case will be less than $1.

CLOSING: The Company expects to accept subscriptions, in its discretion, on an ongoing basis, subject to a minimum Offering size of $2,500,000 and up to a maximum of $6,000,000 in gross Offering proceeds (without regard to the Over-Subscription Allowance); provided, however, that the Offering will terminate in all events no later than four (4) months from the date of this Agreement, unless extended in writing by Sterling and the Company. Either Sterling or the Company may terminate this Agreement at any time on 10 days prior written notice. A "Residual Period" shall extend for six (6) months from the date of termination or expiration of this Agreement.


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SUITABILITY  STANDARDS:  The  Common  Shares  and  associated Warrants are being offered only to "Accredited Investors," as defined in Regulation D under the Securities Act of 1933, and the Placement Agent (as defined below) and their immediate family members.

WARRANTS:                On  the  Closing  Date  the Holders will receive 5 year
                         warrants to purchase that number of Common Stock equal to 50% of the Common Stock issued upon Closing. The exercise price of the Warrants will be 150% of the Issue Price (the "Exercise Price").

REGISTRATION  RIGHTS:    The  Company  shall  file to register the Common Shares
                         and Warrants issued in each Closing under Form S-1 or other appropriate Form within forty-five (45) days from the final Closing. If the registration statement is not filed as mentioned or declared effective within 180 days following Closing, then cash delay payments equal to 1.5% of the Offering proceeds per month shall apply.

OTHER  CONDITIONS:       The  Company  shall  execute a definitive agreement for
                         the divestiture of its home healthcare business subject to the satisfaction of certain conditions, including shareholder and regulatory approvals.

                         Appointment of a new Board of Directors, with the exception of the BioBalance President, upon closing of the sale of the home healthcare business.

                         Execution of an employment agreement for the BioBalance President

                         Other conditions that might arise after completing Sterling's due diligence


Any conflict between the provisions of this Summary of Indicative Terms and Conditions and the letter agreement between the Placement Agent and the Company to which it is attached, shall be governed by the terms of the letter agreement.


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